UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 4, 2021

Digital Turbine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On May 4, 2021, the Board of Directors (the “Board”) of Digital Turbine, Inc. (the “Company”) appointed Holly Hess Groos as a director and a member of the Audit Committee of the Board.

Ms. Groos currently serves as an external advisor for the Performance Improvement and Telecommunications practice of Bain & Company, and has served in that position since April 2020. From 1990 to March 2020, Ms. Groos served in senior financial roles within Verizon, including Senior Vice President of Business Excellence and Zero Based Budgeting of Verizon from 2018 to March 2020, Senior Vice President and Chief Financial Officer of Verizon Media (AOL and Yahoo!) from 2015 to 2018, Senior Vice President and Chief Financial Officer of Verizon Wireless from 2013 to 2015, and Senior Vice President positions as head of Operational Excellence, head of Internal Audit and Treasurer. Ms. Groos currently serves on the Board of Directors for the Council for Economic Education, the mission of which is to provide financial literacy and education to students. Mr. Groos received a Bachelor of Science (Business Administration/Accounting) from Miami University of Ohio and is a certified public accountant. The Board appointed Ms. Groos to serve as a director based on the entirety of her experience and skills, including her strategic financial leadership, business operational process experience, and extensive knowledge of the wireless technology industry.

In connection with her appointment to the Board, Ms. Groos will receive the same equity and cash compensation for director service as the Company provides to other non-employee directors, which is disclosed in the Company’s definitive proxy statement filed July 29, 2020.

There are no transactions, or proposed transactions, to which the Company is or was a party and in which Ms. Groos had a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Groos’ appointment to the Board is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release
Exhibit	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2021	Digital Turbine, Inc.

	By:	/s/ Barrett Garrison
Barrett Garrison
Executive Vice President, Chief Financial Officer